                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 2000



                       APPLIED MICRO CIRCUITS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     000-23193                                              94-2586591
(Commission File No.)                          (IRS Employer Identification No.)



                               6290 SEQUENCE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 450-9333

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The audited financial statements of YuniNetworks for the period from October 8, 1999 (inception) through March 31, 2000 are incorporated herein by reference to AMCC's Registration Statement on Form S-4 (No. 333-37372) filed with the Securities and Exchange Commission on May 19, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma condensed consolidated financial information is being filed herewith:

                  Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2000.

                  Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended March 31, 2000.

                  Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                              AMCC AND YUNINETWORKS
           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial information gives effect to the acquisition by AMCC of YuniNetworks which was accounted for as a purchase. The unaudited pro forma combined condensed balance sheet is based on the individual historical balance sheets of AMCC and YuniNetworks and has been prepared to reflect the acquisition by AMCC of YuniNetworks as if the acquisition had occurred as of March 31, 2000. The unaudited pro forma combined condensed statement of operations is based on the individual historical statements of operations of AMCC and YuniNetworks and combines the results of operations of AMCC for the year ended March 31, 2000 with the results of operations for YuniNetworks for the period from October 8, 1999 (inception) through March 31, 2000 as if the acquisition had occurred as of October 8, 1999.

The pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the acquisition had been completed as of the beginning of the period presented, nor is it necessarily indicative of the future financial position or operating results of AMCC. The pro forma combined condensed financial information does not give effect to any cost savings or restructuring and integration costs that may result from the integration of AMCC's and YuniNetworks' operations. The costs related to restructuring and integration have not yet been determined, and AMCC expects to charge these costs to operations during the quarter incurred.

The unaudited pro forma combined condensed financial information should be read in conjunction with the audited financial statements and accompanying notes of AMCC included in AMCC's Annual Report on Form 10-K for the year ended March 31, 2000, and the audited financial statements and accompanying notes of YuniNetworks which are included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 19, 2000.

                              AMCC AND YUNINETWORKS
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                AT MARCH 31, 2000
                                 (IN THOUSANDS)

                                                                                       PRO FORMA                       PRO FORMA
                                                         AMCC        YUNINETWORKS     ADJUSTMENTS        NOTES          COMBINED
                                                     -----------     ------------     -----------     -----------     -----------
          A S S E T S
          -----------
Current assets:
     Cash and cash equivalents ..................    $   170,102     $      4,482     $    (8,908)        (A)         $   165,676
     Short-term investments--available-for-sale .        784,449              --              --                          784,449
     Accounts receivable, net of allowance ......         25,459              --              --                           25,459
     Inventories ................................         10,925              --              --                           10,925
     Deferred income taxes ......................          4,148              --              --                            4,148
     Notes receivable from officers and
       employees ................................             81              --              --                               81
     Other current assets .......................         10,240                5             --                           10,245
                                                     -----------     ------------     -----------                     -----------
         Total current assets ...................      1,005,404            4,487          (8,908)                      1,000,983
Property and equipment, net .....................         37,842              739              --                          38,581
Intangible assets ...............................             --              --          189,060         (B)             189,060
Other assets ....................................          3,636              130              --                           3,766
                                                     -----------     ------------     -----------                     -----------
         Total assets ...........................    $ 1,046,882     $      5,356     $   180,152                     $ 1,232,390
                                                     ===========     ============     ===========                     ===========

              L I A B I L I T I E S  A N D
          S T O C K H O L D E R S'  E Q U I T Y
          -------------------------------------
Current liabilities:
     Accounts payable ...........................    $     8,818     $        537     $       850         (C)         $    10,205
     Accrued payroll and related expenses .......          7,618              --              --                            7,618
     Other accrued liabilities ..................          6,448               47             --                            6,495
     Deferred revenue ...........................          2,776              --              --                            2,776
     Current portion of long-term debt ..........          1,394              --              --                            1,394
     Current portion of capital lease obligations            729              --              --                              729
                                                     -----------     ------------     -----------                     -----------
         Total current liabilities ..............         27,783              584             850                          29,217
Long-term debt, less current portion ............          3,599              --              --                            3,599
Long-term capital lease obligations, less current
   portion ......................................          1,695              --              --                            1,695
Stockholders' equity:
     Preferred stock, $0.01 par value: ..........            --                11             (11)      (D),(E)               --
     Common stock, $0.01 par value: .............          1,218               11               8       (D),(E)             1,237
     Additional paid-in capital .................        944,512            8,827         200,166       (D),(E)         1,153,505
     Deferred compensation, net .................         (1,443)          (3,138)            --                           (4,581)
     Accumulated other comprehensive loss .......           (166)             --              --                             (166)
     Retained earnings ..........................         70,139             (939)        (20,861)        (F)              48,339
     Notes receivable from stockholders .........           (455)             --              --                             (455)
                                                     -----------     ------------     -----------                     -----------
         Total stockholders' equity .............      1,013,805            4,772         179,302                       1,197,879
                                                     -----------     ------------     -----------                     -----------
         Total liabilities and stockholders'
            equity ..............................    $ 1,046,882     $      5,356     $   180,152                     $ 1,232,390
                                                     ===========     ============     ===========                     ===========

      The above pro forma combined condensed balance sheet does not include the effect of amortization of purchased intangible assets to be recorded by AMCC in conjunction with the acquisition.

See accompanying notes to the unaudited pro forma combined condensed financial information.

                              AMCC AND YUNINETWORKS
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 AMCC              YUNINETWORKS
                                             12 MONTHS ENDED       INCEPTION TO       PRO FORMA                  PRO FORMA
                                              MARCH 31, 2000      MARCH 31, 2000     ADJUSTMENTS      NOTES       COMBINED
                                             ---------------      --------------     -----------      -----      ---------
Net revenues..............................       $   172,352       $        --       $      --                   $ 172,352
Cost of revenues..........................            50,218                --              --                      50,218
                                                 -----------      --------------     -----------                 ---------
Gross Profit..............................           122,134                --              --                     122,134
Operating expenses:
     Research and development.............            32,815                 758            --                      33,573
     Selling, general and administrative..            28,199                 252            --                      28,451
     Amortization of intangible assets....                --                --            15,755       (G)          15,755
                                                 -----------      --------------     -----------                 ---------
         Total operating expenses.........            61,014               1,010          15,755                    77,779
                                                 -----------      --------------     -----------                 ---------
Operating income..........................            61,120              (1,010)        (15,755)                   44,355
Interest income, net......................            12,872                  71            (267)      (H)          12,676
                                                 -----------      --------------     -----------                 ---------
Income before income taxes................            73,992                (939)        (16,022)                   57,031
Provision for income taxes................            25,367                --              (366)      (I)          25,001
                                                 -----------      --------------     -----------                 ---------
Net income................................       $    48,625      $         (939)    $   (15,656)                $  32,030
                                                 ===========      ==============     ===========                 =========
Basic earnings per share:
     Earnings per share...................       $      0.45                                                     $    0.29
                                                 ===========                                                     =========
     Shares used in calculating basic
       earnings per share.................           107,820                                                       109,844
                                                 ===========                                                     =========
Diluted earnings per share:
     Earnings per share...................       $      0.41                                                     $    0.26
                                                 ===========                                                     =========
     Shares used in calculating diluted
       earnings per share.................           119,152                                                       121,310
                                                 ===========                                                     =========

      The above pro forma combined condensed statement of operations does not include an estimated $21.8 million in-process research and development charge to be recorded by AMCC in conjunction with the acquisition for the estimated fair value of the in-process research and development of YuniNetworks.












See accompanying notes to the unaudited pro forma combined condensed financial information.

                              AMCC AND YUNINETWORKS

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.   PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

     The unaudited pro forma combined condensed financial information assumes the acquisition by AMCC of YuniNetworks in a transaction to be accounted for as a purchase. The unaudited pro forma combined condensed balance sheet is based on the individual balance sheets of AMCC and YuniNetworks and has been prepared to reflect the acquisition by AMCC of YuniNetworks as if the acquisition had occurred as of March 31, 2000. The unaudited pro forma combined condensed statement of operations is based on the individual statements of operations of AMCC and YuniNetworks and combines the results of operations of AMCC for the year ended March 31, 2000 with the results of operations of YuniNetworks for the period from October 8, 1999 (inception) through March 31, 2000 as if the acquisition occurred as of October 8, 1999.

     Under the terms of the merger agreement, in exchange for all YuniNetworks shares of common and preferred stock and the assumption of stock options of YuniNetworks, AMCC issued 2,024,323 shares of its common stock and assumed 133,722 options to purchase common stock. Pursuant to a separate agreement, AMCC purchased 10% of the YuniNetworks shares held by the majority stockholder of YuniNetworks, Raza Foundries Canada, for $8.9 million cash. Raza Foundries Canada is managed by S. Atiq Raza, a board member and stockholder of both YuniNetworks and AMCC.

     Based on the consideration issued in the transaction and the liabilities assumed, the total purchase price is approximately $220 million. AMCC conducted an independent valuation of the tangible and intangible assets acquired in order to allocate the purchase price in accordance with Accounting Principles Board opinion No. 16, for pro forma purposes, the purchase price was allocated as follows based upon management's best estimate of the tangible and intangible assets, including acquired technology and in-process research and development (in thousands):

    Current assets acquired....................      $  4,487
    Property, equipment and other assets.......           869
    Assembled workforce........................         1,200
    In-process research and development........        21,800
    Goodwill...................................       187,860
    Liabilities assumed........................          (584)
    Liabilities for merger-related costs.......          (850)
    Deferred compensation......................         3,138
                                                     --------
    Total consideration .......................      $217,920
                                                     ========


2.   PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     (A) Reflects $8.9 million cash used to purchase 10% of the YuniNetworks shares held by Raza Foundries Canada.

     (B) The residual amount of the purchase price over the net book value of the assets and liabilities assumed and in-process research and development charges have been allocated to intangible assets. The intangible assets consist of assembled workforce and goodwill.

     (C) To increase the accrued expenses by $850,000 for acquisition-related expenses such as legal, accounting, registration and miscellaneous fees.

     (D)    To eliminate the YuniNetworks equity accounts.

     (E) To reflect the value of the shares of AMCC common stock to be issued in connection with the merger.

     (F) To eliminate the YuniNetworks accumulated deficit of $939,000 and reflect the charge for the YuniNetworks in-process research and development.

     (G) To record six months of amortization expense of the acquired intangibles related to the purchase of YuniNetworks based on a useful life of six years.

     (H) To eliminate six months of interest income which would not have been earned on the cash expended for the transaction.

     (I) To record a tax benefit for YuniNetworks net loss which would have been absorbed by AMCC's taxable income.


            (c)   EXHIBITS.

                  *2.1 Agreement and Plan of Merger and Reorganization dated as of April 18, 2000 by and among Applied Micro Circuits Corporation, OLI Acquisition Corp. and YuniNetworks, Inc. is incorporated herein by reference to AMCC's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 19, 2000.

                  23.1     Consent of Ernst & Young LLP, Independent Auditors.

                 *99.1 Stock Purchase Agreement dated as of June 8, 2000 by and between Raza Foundries Canada, Inc. and Applied Micro Circuits Corporation.

                 *99.2     Press Release dated June 9, 2000.


---------------------
*    Previously filed as an exhibit to the Form 8-K filed on June 23, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         APPLIED MICRO CIRCUITS CORPORATION


Dated:  July 14, 2000                    By:      /S/ WILLIAM E. BENDUSH
                                            ----------------------------
                                                  William E. Bendush
                                                  Vice President, Finance and
                                                  Administration and Chief
                                                  Financial Officer

                                INDEX TO EXHIBITS

                  *2.1 Agreement and Plan of Merger and Reorganization dated as of April 18, 2000 by and among Applied Micro Circuits Corporation, OLI Acquisition Corp. and YuniNetworks, Inc. is incorporated herein by reference to AMCC's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 19, 2000.

                  23.1     Consent of Ernst & Young LLP, Independent Auditors.

                 *99.1 Stock Purchase Agreement dated as of June 8, 2000 by and between Raza Foundries Canada, Inc. and Applied Micro Circuits Corporation.

                 *99.2     Press Release dated June 9, 2000.

---------------------
*    Previously filed as an exhibit to the Form 8-K on June 23, 2000.